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                                                                       Exhibit 5

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                             JOINT FILING AGREEMENT
                           Dated as of August 17, 2005

      In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Arthur Coady, Elias Sabo and I. Joseph Massoud, on behalf of each of them a statement on
Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of COMYS IT Partners, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 17th day of August, 2005.

                                              LINKS PARTNERS, L.P.

                                              By: Coryton Management Ltd.,
                                              its general partner

                                              By:/s/Arthur Coady
                                                 -------------------------------
                                              Name: Arthur Coady
                                              Title: President

                                              INLAND PARTNERS, L.P.

                                              By: Coryton Management Ltd.,
                                              its general partner

                                              By:/s/Arthur Coady
                                                 -------------------------------
                                              Name: Arthur Coady
                                              Title: President

                                              CORYTON MANAGEMENT LTD.

                                              By:/s/Arthur Coady
                                                 -------------------------------
                                              Name: Arthur Coady
                                              Title: President

                                              ARTHUR COADY

                                              By:/s/Arthur Coady
                                                 -------------------------------
                                              Name: Arthur Coady

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                                              ELIAS SABO

                                              By:/s/Elias Sabo
                                                 -------------------------------
                                              Name: Elias Sabo

                                              I. JOSEPH MASSOUD

                                              By:/s/I. Joseph Massoud
                                                 -------------------------------
                                              Name: I. Joseph Massoud